Exhibit 99.4

Investor Meeting FEBRUARY 2017

Rob crooke

Senior vice president & general manager volatile Memory Solutions group

DISCLOSURES

Statements in this presentation that refer to Business Outlook, forecast, future plans and expectations are forward-looking statements that involve a number of risks and uncertainties. Words such as “anticipates,” “expects,” “intends,” “goals,” “plans,”

“believes,” “seeks,” “estimates,” “continues,” “may,” “will,” “would,” “should,” “could,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Statements that refer to or are based on projections, uncertain events or assumptions also identify forward-looking statements. Such statements are based on management’s expectations as of February 9, 2017 and involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements. Important factors that could cause actual results to differ materially from the company’s expectations are set in Intel’s earnings release dated January 26, 2017, which is included as an exhibit to Intel’s Form 8-K furnished to the SEC on such date. Additional information regarding these and other factors that could affect Intel’s results is included in Intel’s SEC filings, including the company’s most recent reports on Forms 10-K and 10-Q. Copies of Intel’s Form 10-K, 10-Q and 8-K reports may be obtained by visiting our Investor Relations website at www.intc.com or the SEC’s website at www.sec.gov.

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A BROADER MARKET VIEW

2021 Si TAM ($B)



~$30B
~$65B
~$55B
~$40B
~$30B
2016 Revenue $
SEGMENTATION
NETWORKING
3D XPOINT™ TECHNOLOGY
Si PHOTONICS
INTEL® OMNI-PATH
INTEL® OPTANE™ TECHNOLOGY
3D NAND
PREMIUM MODEM
ADAS
INDUSTRIAL
VIDEO
RETAIL
TOTAL TAM
~$220B
PC CPU
DATA CENTER
NON-VOLATILE MEMORY
MOBILE
IoT

Source: 2016 Intel Revenue is based on Intel financials. 2021F Si TAM is based on amalgamation of analyst data and Intel analysis.
PC CPU includes CPU and Chipsets. Data Center includes Server, Storage, & Network computing, Ethernet/OPA, Silicon Photonics and Memory.
Non-Volatile Memory includes NAND and 3D XPoint™ technology. Mobile includes Phone and Tablet compute and Modems. IOT includes 32bit and above addressable compute.

intel INVESTOR MEETING FEBRUARY 2017 | 4

1.5 GB 1

2

3,000 GB 3

4,000 GB 40 K GB4

1 M GB5

1. Source: http://www.cisco.com/c/en/us/solutions/service-provider/vni- network-traffic-forecast/infographic.html

2. Source: http://www.cisco.com/c/en/us/solutions/collateral/service- provider/global-cloud-index-gci/Cloud_Index_White_Paper.html

3. Source: https://datafloq.com/read/self-driving-cars-create-2-petabytes- data-annually/172

4. Source: http://www.cisco.com/c/en/us/solutions/collateral/service- provider/global-cloud-index-gci/Cloud_Index_White_Paper.html

5. Source: http://www.cisco.com/c/en/us/solutions/collateral/service- provider/global-cloud-index-gci/Cloud_Index_White_Paper.html

5

Data and CPU want to be closer together

But Economics Keep    Them Apart

4,000 GB 3

Auto Automobile

3,000 GB    2 40 K GB 4

Smart Hospital     Airplane Data

1.5 GB 1     1 M GB 5

AVG. USER     Smart Factory

CPU

LOWER    COST HIGHERLESSDELAYMOREFootnotes: Sources listed on slide 5 of this presentation.

Tier by different usages

4,000 GB 3

Auto Automobile

3,000 GB    2 Cold data40 K GB 4

Smart Hospital     Airplane Data

warm data

1.5 GB 1     Hot data1 M GB 5

AVG. USER     Smart Factory

| 7     CPU

LOWER    COST HIGHERLESSDELAYMOREFootnotes: Sources listed on slide 5 of this presentation.

Innovation in technology

To Address The Different    Tiers

4,000 GB 3

Auto Automobile

3,000 GB 2     40 K GB 4

Smart Hospital     HDDAirplane Data

ssd

1.5 GB 1     1 M GB 5

AVG. USER     DRAMSmart Factory

| 8     CPU

LOWER    COST HIGHERLESSDELAYMOREFootnotes: Sources listed on slide 5 of this presentation.

Storage & Memory

Market    Opportunity in 2017

$25B HDDTAM

NVM*    $114B

$41B TAM

$48BDRAM TAM

Charts/graphics created by Intel based on Gartner research.

Source:    Gartner, Inc., Forecast: DRAM Market Statistics, Worldwide, 2013-2020, 4Q16 Update, Dec 22, 2016

Gartner, Inc., Forecast: Hard-Disk Drives, Worldwide, 2013-2020, 3Q16 Update, Dec 16, 2016

Gartner, Inc., Forecast: NAND Flash Supply and Demand, Worldwide, 1Q15-4Q17, 4Q16 Update, Dec 20, 2016

CPU    * Includes SSD and “All Other NAND”

Intel®    is investing in 2

Intel® 3D NAND     Intel® Optane™

technology     technology

lower cost & higher density     Higher Performance

“Warm Data”     “HOT DATA”

|     CPU

LOWER     COSTHIGHERLESSDELAYMORE

DELIVERING INTEL® 3D NAND TECHNOLOGY
for Density & Cost


Replacement Gate
Array
Periphery

Competitive 3D NAND Replacement Gate Technology


Array
Periphery

Intel® 3D NAND Floating Gate Technology


3D NAND Areal Density Leadership
Areal Density (Cells/mm²)
Intel
Representative Competitors
16
24
32
40
48
56
64
Tiers

Source: Intel data based on internal analysis. Data regarding representative competitors based on 2017 IEEE International Solid-State Circuits Conference papers citing Samsung Electronics and Western Digital/Toshiba die sizes for 64-stacked 3D NAND component.

intel INVESTOR MEETING FEBRUARY 2017 | 11

Intel® 3D NAND Technology

Architected    for Cost and Yield

Tiers

Tiers    64

32

Tooling Advancement    Integration Focus

Tooling Advancement

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Intel® Optane™ Technology

Accelerating Moore’s Law

SCALING – MORE LAYER

LATERAL SCALING

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Platform Connected

Innovative Form Factors

SUPPORTING MULTIPLE SOLUTION STACKS

1PB IN 42u

W/2 TB HDDs

1PB in 1U

w/Intel® 3D NAND SSDs

SSD Market approaches 300EB in 2020

300

250

(EB) 200 TAM 150 SSD 100

50 79% CAGR (‘10-’20)

-

2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 SSD

Source: Forward Insights Q4’16 for 2010-2015 and Intel Q4’16 for 2016-2020. Forecasts are based upon current expectations and available information and

| 15 are subject to change without notice.

Disciplined investment

Aligned to Market Growth

Fab 2 imft (Intel/Micron JV)

Fab 68 (Intel)

>60% GB growth YoY* Fab 10 (Micron)

90% 3d NAND by q4’17

* Based on internal forecasting 2016-2017.

| 16 Forecasts are Intel estimates, based upon current expectations and available information and are subject to change without notice.

NSG Strategy: Adjacent, Disruptive Growth

Technology

Driven

Customer

inspired

Platform

connected

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intel